Exhibit 10.4

AMENDMENT NUMBER EIGHT
to the
MORTGAGE LOAN PARTICIPATION PURCHASE AND SALE AGREEMENT
dated as of March 25, 2011
between
BARCLAYS BANK PLC
and
NATIONSTAR MORTGAGE LLC
This AMENDMENT NUMBER EIGHT (this “Amendment”) is made as of this 20th day of October, 2014, by and between Barclays Bank PLC (“Purchaser” and “Agent”) and Nationstar Mortgage LLC (“Seller”), to that certain Mortgage Loan Participation Purchase and Sale Agreement, dated as of March 25, 2011 (as amended by that certain (i) Amendment and Waiver, dated as of February 17, 2012, (ii) Amendment Number One to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of February 29, 2012, (iii) Amendment Number Two to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of August 28, 2012, (iv) Amendment Number Three to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of December 24, 2012, (v) Amendment Number Four to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of July 18, 2013, (vi) Amendment Number Five to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of July 24, 2013, (vii) Amendment Number Six to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of September 20, 2013, and (viii) Amendment Number Seven to the Mortgage Loan Participation Purchase and Sale Agreement, dated as of August 21, 2014, each by and between Purchaser and Seller, and as further amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”), by and between Purchaser and Seller.
WHEREAS, Purchaser, Agent and Seller have agreed to amend the Purchase Agreement as more particularly set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:
SECTION 1.Amendments. Effective as of October 20, 2014 (the “Effective Date”), the Purchase Agreement is hereby amended as follows:

(a)Section 1 of the Purchase Agreement is hereby amended by deleting the defined terms “Custodial Agreement”, “Custodian”, “Maturity Date”, “Request for Release of Documents” and “Wire Instructions” in their entirety and replacing them with the following, as applicable:

“Custodial Agreement” means the DB Custodial Agreement.
“Custodian” means Deutsche Bank National Trust Company (which, under the appropriate circumstances, may include Freddie Mac as Custodian), and its permitted successors under the Custodial Agreement.
“Maturity Date” means October 19, 2015.
“Request for Release of Documents” means the Request for Release of Documents set forth as Annex 5 of the DB Custodial Agreement.

65037.000067 EMF_US 52731049v2

“Wire Instructions” means the wire instructions set forth opposite the name of the Warehouse Lender in a letter, in the form of Annex 20 to the DB Custodial Agreement, executed by Seller and Custodian, receipt of which has been acknowledged by Agent.
(b)Section 1 of the Purchase Agreement is hereby deleting the defined term “BNY Custodial Agreement” in its entirety.

(c)Section 2 of the Purchase Agreement is hereby amended by adding the following paragraph (f) to the end thereof:

(f) If on any Business Day Agent determines (which determination shall be conclusive absent manifest error) (a) that adequate and reasonable means do not exist for ascertaining LIBOR; or (b) that LIBOR will not adequately and fairly reflect the cost to Purchaser of purchasing Participation Certificates from Seller; or (c) that it has become unlawful for Purchaser to honor its obligation to purchase Participation Certificates using LIBOR, then Purchaser shall give notice thereof to Seller by telephone, facsimile, or other electronic means as promptly as practicable thereafter and, until Purchaser notifies Seller that the circumstances giving rise to such notice no longer exist, the Transaction Rate with respect to new Transactions and in any calculation of the Completion Fee with respect to each Participation Certificate purchased hereunder will be determined, subject to the timely approval of Seller after receipt of notice of such revised rate, at a rate per annum that Purchaser determines in it reasonable discretion adequately reflects the cost to Purchaser of purchasing Participation Certificates from Seller.
(d)Exhibit C to the Purchase Agreement is hereby amended by deleting paragraph (i) thereof in its entirety and replacing it with the following:

(i) the fully completed and executed Participation Certificate together with the certifications of the Custodian pursuant to Section 2 of the DB Custodial Agreement;
(e)Exhibit D to the Purchase Agreement is hereby deleted in its entirety and replaced with the Exhibit D attached hereto.

(f)Exhibit G to the Purchase Agreement is hereby deleted in its entirety and replaced with the Exhibit G attached hereto.

SECTION 2.Fees and Expenses. Seller agrees to pay to Purchaser all fees and out of pocket expenses incurred by Purchaser and Agent in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel to Purchaser and Agent incurred in connection with this Amendment, in accordance with Section 21 of the Purchase Agreement. In addition, as a condition precedent to the effectiveness of this Amendment, Seller shall have paid to Purchaser the fee set forth in Section 2 of Amendment Number Nine to the Master Repurchase Agreement, dated as of the date hereof, by and among Seller, Purchaser and Sutton Funding LLC.

SECTION 3.Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Purchase Agreement.

SECTION 4.Limited Effect. Except as amended hereby, the Purchase Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the“Wire Instrgreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Purchase Agreement, any reference in any of such items to the Purchase Agreement being sufficient to refer to the Purchase Agreement as amended hereby.

SECTION 5.Representations. In order to induce Purchaser and Agent to execute and deliver this Amendment, Seller hereby represents to Purchaser and Agent that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Program Documents and remains bound by the terms thereof, (ii) no default or event of default has occurred and is continuing under the Program Documents, and (iii) no Servicing Termination Event has occurred and is continuing under the Purchase Agreement.

SECTION 6.Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York, without regard to principles of conflicts of laws (other than Sections 5-1401 and 5‑1402 of the New York General Obligations Law which shall be applicable).

SECTION 7.Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

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IN WITNESS WHEREOF, Purchaser, Agent and Seller have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.

BARCLAYS BANK PLC,
Purchaser and Agent

By: /s/ Adam Yarnold___________
Name: Adam Yarnold
Title: Managing Director

NATIONSTAR MORTGAGE LLC,
Seller
By:__/s/ Jeffrey M. Neufeld________
Name: Jeffrey M. Neufeld
Title: Senior Vice President and Treasurer

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Exhibit D

WAREHOUSE LENDER’S RELEASE
Barclays Bank PLC
745 7th Avenue, 4th Floor
New York, New York 10019
Attention:

Gentlemen:
Capitalized terms used herein but not defined herein shall have the meanings ascribed to such terms in the Custodial Agreement, dated as of July 24, 2013, among Barclays Bank PLC, Nationstar Mortgage LLC and Deutsche Bank National Trust Company.
We hereby release all right, interest or claim of any kind, including any security interest or lien, with respect to the mortgage loans referenced in the attached schedule (Ginnie Mae/Fannie Mae/Freddie Mac Pool/Contract #__________), such release to be effective automatically without any further action by any party, upon payment, in one or more installments, from Barclays Bank PLC, in accordance with the Wire Instructions in effect on the date of such payment, in immediately available funds, of an aggregate amount equal to the product of A multiplied by B (such product being rounded to the nearest $0.01) multiplied by C.*
Very truly yours,
[WAREHOUSE LENDER]

*A = weighted average Trade Price (expressed as a percentage of the initial aggregate principal balance of the Mortgage Loans)
  B = principal amount of the Mortgage Loans
         backing the Security
  C = 1 minus the Discount

D-2

Exhibit G

SELLER’S OFFICER’S CERTIFICATE
I, ___________, hereby certify that I am the duly elected ______________ of Nationstar Mortgage LLC, a Delaware limited liability company (“Seller”), and further certify, on behalf of Seller as follows:

1.	Attached hereto as Attachment I is a true and correct copy of the certificate of formation and operating agreement of Seller as are in full force and effect on the date hereof.

2.
Attached hereto as Attachment II is a Certificate of Good Standing of Seller, issued by the Secretary of the State of Delaware dated _______, ____. No event has occurred since _______, ____ which has affected the good standing of Seller under the laws of the State of Delaware.

3.
Each person who, as an officer or attorney-in-fact of Seller, signed (a) the Mortgage Repurchase Agreement (the “Repurchase Agreement”) dated as of March 25, 2011 by and between Seller and Barclays Bank PLC (“Purchaser” and “Agent”), (b) the Mortgage Loan Participation Purchase and Sale Agreement (the “Purchase Agreement”), dated as of March 25, 2011, by and between Seller and Purchaser and Agent; (c) the Custodial Agreement (the “Custodial Agreement”), dated as of July 24, 2013, by and among Seller, the Purchaser and Deutsche Bank National Trust Company; and (d) any other document delivered prior hereto or on the date hereof in connection with transactions contemplated in the Repurchase Agreement or the Purchase Agreement was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.
Attached hereto as Attachment III is a true and correct copy of the resolutions duly adopted by the board of directors of Seller on __________, ____ (the “Resolutions”) with respect to the authorization and approval of the transactions contemplated in the Repurchase Agreement and the Purchase Agreement; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

5.
All of the representations and warranties of Seller contained in the Repurchase Agreement and the Purchase Agreement were true and correct in all material respects as of the date thereof and are true and correct in all material respects as of the date hereof.

6.
Seller has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied pursuant to the Repurchase Agreement and the Purchase Agreement on or prior to the date hereof.

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7.
There are no actions, suits or proceedings pending or, to my knowledge, threatened, against or affecting Seller which, if adversely determined either individually or in the aggregate, would adversely affect Seller’s obligations under the Repurchase Agreement , the Purchase Agreement or the Custodial Agreement.

8.	No proceedings that could result in the liquidation or dissolution of Seller are pending or contemplated.

9.
Incumbency of Officers. The below named persons have been duly elected or appointed, and have been duly qualified as officers of Seller holding the respective office below set opposite his or her name, and the signature below set opposite his or her name is his or her genuine signature.

Name	Office	Signature

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Purchase Agreement.
IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of Seller.
Dated: _________ __, ____
[Seal]
NATIONSTAR MORTGAGE LLC

By: ________________________________
Name:
Title:

I, ___________________, _________ of ______________, hereby certify that ________________ is the duly elected, qualified and acting _______________ of __________ and that the signature appearing above is the genuine signature of such person.
IN WITNESS WHEREOF, I have hereunto signed my name.

Dated: ____________ __, ____
[Seal
By:________________________________
Name:
Title:

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